Exhibit 21



         The following are substantially all of the direct and indirect subsidiaries of Viacom Inc.:




                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  101 Properties Corp.                           Florida                                    100
  1020917 Ontario Inc.                           Canada (Ontario)                           100
  176309 Canada Inc.                             Canada (Federal)                           100
  200 S. Andrews, Inc.                           Delaware                                   100
  2853-5912 Quebec Inc.                          Canada (Quebec)                            100
  37th Floor Productions Inc.                    Delaware                                   100
  5555 Communications Inc.                       Delaware                                   100
  730995 Ontario Inc.                            Canada (Ontario)                           100
  779991 Ontario Inc.                            Canada (Ontario)                           100
  90210 Productions, Inc.                        California                                 100
  A-R Acquisition Corp.                          Delaware                                   100
  A.S. Payroll Company                           California                                 100
  A.S.P. International, Inc.                     Virgin Islands                             100
  Aaron Spelling Productions, Inc.               California                                 100
  Abaco Farms, Limited                           Bahamas                                    100
  Acorn Pipe Line Company                        Texas                                      100
  Acorn Properties, Inc.                         Texas                                      100
  Acorn Trading Company                          Texas                                      100
  Addax Music Co., Inc.                          Delaware                                   100
  Aetrax International Corporation               Delaware                                   100
  Ages Electronics, Inc.                         Delaware                                   100
  Ages Entertainment Software, Inc.              Delaware                                   100
  AHV Holding Corporation                        Delaware                                   100
  Alaska Oil Company, Inc.                       Florida                                    100
  Alaska Oil Company (Partnership)               Florida                                     93.3
  All Media Inc.                                 Delaware                                   100
  American Teaching Aids, Inc.                   California                                 100
  Anall Pty. Limited                             Australia                                  100
  Antics G.P. Inc.                               Delaware                                   100
  Antics Inc.                                    Delaware                                   100
  Antilles Oil Company, Inc.                     Puerto Rico                                100
  Appleton & Lange, Inc.                         Delaware                                   100
  Arco Publishing, Inc.                          Delaware                                   100
  Are We Having Fun Yet? Productions             Canada                                     100
  Aros N.V.                                      Netherlands Antilles                       100
  Around the Block Productions, Inc.             Delaware                                   100
  Atlantic Associates, Inc.                      Delaware                                   100
  Atlantic Home Video                            Delaware                                    80
  Avalon Vertriebs GmbH                          Germany                                     60
  Bahamas Underwriters Services Limited          Bahamas                                    100
  Bardwire Inc.                                  Delaware                                   100
  Belhaven Limited                               Bahamas                                    100
  Beta Theatres Inc.                             Delaware                                   100
  Big Shows Inc.                                 Delaware                                   100
  Big Ticket Music Inc.                          Delaware                                   100




                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------

  Big Ticket Pictures Inc.                       Delaware                                   100
  Big Ticket Productions Inc.                    Delaware                                   100
  Big Ticket Television Inc.                     Delaware                                   100
  Blockbuster Adventures, Inc.                   Delaware                                   100
  Blockbuster Airship Holding Corporation        Delaware                                   100
  Blockbuster Airships, Inc.                     Delaware                                   100
  Blockbuster Amphitheater Corp.                 Delaware                                   100
  Blockbuster Amusement Corporation              Delaware                                   100
  Blockbuster Amusement Holding Corporation      Delaware                                   100
  Blockbuster Australia Pty Ltd.                 Australia                                  100
  Blockbuster Computer Systems Corporation       Florida                                    100
  Blockbuster Discovery Investment Inc.          Delaware                                   100
  Blockbuster Entertainment Inc.                 Delaware                                   100
  Blockbuster Family Fun, Inc.                   Delaware                                   100
  Blockbuster Fun & Fitness Holding Corp.        Delaware                                   100
  Blockbuster Mid-America, Inc.                  Delaware                                   100
  Blockbuster Music Corporation                  Delaware                                   100
  Blockbuster Music Holding Corporation          Delaware                                   100
  Blockbuster Music Retail, Inc.                 Texas                                      100
  Blockbuster Park, Inc.                         Delaware                                   100
  Blockbuster Park Holding Corporation           Delaware                                   100
  Blockbuster Park Lands, Inc.                   Florida                                    100
  Blockbuster Pictures Holding Corporation       Delaware                                   100
  Blockbuster Productions Corporation            Delaware                                   100
  Blockbuster Promotions Inc.                    Delaware                                   100
  Blockbuster SC Holding Corporation             Delaware                                   100
  Blockbuster SC Music Corporation               Delaware                                   100
  Blockbuster SC Video Holding Corporation       Delaware                                   100
  Blockbuster SC Video Operating Corporation     Delaware                                   100
  Blockbuster Technology Holding Corporation     Delaware                                   100
  Blockbuster UK Group Limited                   United Kingdom                             100
  Blockbuster Video (New Zealand) Ltd.           New Zealand                                100
  Blockbuster Video Acquisition Corp.            Delaware                                   100
  Blockbuster Video Canada Inc.                  Canada (Ontario)                           100
  Blockbuster Video de Mexico S.A. de C.V.       Mexico                                      80
  Blockbuster Video Deutschland GmbH             Germany                                     51
  Blockbuster Video Distribution, Inc.           Delaware                                   100
  Blockbuster Video Espana, S.L.                 Spain                                       88
  Blockbuster Video International Corporation    Delaware                                   100
  Blockbuster Video Italy, Inc.                  Delaware                                   100
  Blockbuster Video Superstores (Australia) Pty  Australia                                  100
     Limited
  Blockbuster Videos, Inc.                       Texas                                      100
  Brady Communications Company, Inc.             District of Columbia                       100
  Branded Productions, Inc.                      California                                 100
  Broadcast Leasing Inc.                         Delaware                                   100
  Broadview Television Company                   Washington                                 100
  Brookvale Developments No. 1 Pty. Limited      Australia (NSW)                            100
  Brookvale Developments No. 2 Pty. Limited      Australia (NSW)                            100
  Bruin Music Company                            Delaware                                   100


                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------

  BS Hotel, Inc.                                 Delaware                                   100
  Bulletin Company                               Delaware                                   100
  BVJV Corporation                               Delaware                                   100
  Cable T.V. of Marin, Inc.                      California                                 100
  Cable TV Puget Sound, Inc.                     Washington                                 100
  Caloil Inc.                                    Canada                                     100
  Capital Equipment Leasing Limited              United Kingdom                             100
  Casmo Mining, Ltd.                             Canada (B.C.)                               95
  Cayman Overseas Reinsurance Association        Cayman Islands                             100
  Center for Applied Research in Education,      Delaware                                   100
     Inc., The
  Central Park Theatres Limited                  Canada (Alberta)                           100
  Centurion Satellite Broadcast Inc.             Delaware                                   100
  Century Entertainment Ltd.                     United Kingdom                             100
  Channel 3 Everett, Inc.                        Washington                                 100
  Charlotte Amphitheater Corporation             Delaware                                   100
  Charmac, Inc.                                  Florida                                    100
  Chartcom, Inc.                                 Delaware                                   100
  Charter Barge Company                          New York                                   100
  Charter Caribbean Company                      Florida                                    100
  Charter Crude Oil Company                      Texas                                      100
  Charter Crude Oil Trading Company              Texas                                      100
  Charter Futures Trading Company                Texas                                      100
  Charter International Development Co.          Florida                                    100
  Charter International Finance N.V.             Netherlands Antilles                       100
  Charter International Oil Company              Texas                                      100
  Charter Marine Transportation Inc.             Delaware                                   100
  Charter Media Company                          Delaware                                   100
  Charter Oil (Alaska), Inc.                     Florida                                    100
  Charter Oil (Bahamas), Inc.                    Florida                                    100
  Charter Oil (Bahamas) Limited                  Bahamas                                    100
  Charter Oil (International), Inc.              Florida                                    100
  Charter Oil Company                            Florida                                    100
  Charter Oil Services, Inc.                     Texas                                      100
  Charter Oil Specialities Limited               Bahamas                                    100
  Charter Publishing Company                     Delaware                                   100
  Cherokee Rose Productions Inc.                 Delaware                                   100
  Cinema Dominicana S.A.                         Dominican Republic                         100
  Cinematic Arts B.V.                            Netherlands                                100
  Cityvision plc                                 United Kingdom                             100
  Cityvision Videotheken Ges.M.B.H.              Austria                                    100
  Clear View Cable Systems, Inc.                 California                                 100
  COFI Credit Corporation                        Delaware                                   100
  Columbus Circle Films Inc.                     Delaware                                   100
  Com-Cable TV, Inc.                             Delaware                                   100
  Combined Broadcasting of Miami, Inc.           Delaware                                   100
  Combined Broadcasting of Philadelphia, Inc.    Delaware                                   100
  Community Telecable of Bellevue, Inc.          Washington                                 100
  Community Telecable of Seattle, Inc.           Washington                                 100
  Compelling Music Corporation                   California                                 100
  Computer Curriculum Corporation                Delaware                                   100



                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------

  Contra Costa Cable Co.                         Washington                                 100
  Coronet Films, Inc.                            New York                                   100
  CPW Holdings Inc.                              Delaware                                   100
  Crockett Cable System, Inc.                    California                                 100
  Dayton Press, Inc.                             Florida                                    100
  Desilu Productions, Inc.                       Delaware                                   100
  Direct Court Productions, Inc.                 Delaware                                   100
  Direct Response Associates, Inc.               Connecticut                                100
  DJM Management, Inc.                           Massachusetts                              100
  Dynamic Soap, Inc.                             California                                 100
  E.G. Songs Inc                                 California                                 100
  Eagle Direct Inc.                              Delaware                                   100
  Early Morning Madness Productions, Inc.        California                                 100
  EBF Liquidating Company, Inc.                  District of Columbia                       100
  Educational Management Group, Inc.             Illinois                                   100
  Eighth Century Corporation                     Delaware                                   100
  Electronic Publishing, Inc.                    New York                                   100
  Ellis Horwood Limited                          United Kingdom                             100
  Energy Development Associates, Inc.            Delaware                                   100
  Ensign Music Corporation                       Delaware                                   100
  EPI Music Company                              California                                 100
  Erol's, Inc.                                   Delaware                                   100
  Esquire Films, Inc.                            Delaware                                   100
  Everett Cablevision, Inc.                      Washington                                 100
  Evergreen Programs, Inc.                       New York                                   100
  EWB Corporation                                Delaware                                   100
  Executive Reports Corporation                  New Jersey                                 100
  Executive Tax Reports, Inc.                    New York                                   100
  EXP Limited                                    United Kingdom                             100
  EXP Music Publishing Limited                   United Kingdom                             100
  Family Entertainment Centers, Inc.             Florida                                    100
  Famous Music Corporation                       Delaware                                   100
  Famous Music Publishing Limited                United Kingdom                             100
  Famous Orange Productions Inc.                 Delaware                                   100
  Famous Players Inc.                            Canada (Federal)                           100
  Famous Players International B.V.              Netherlands                                100
  Famous Players Investments B.V.                Netherlands                                100
  Far-West Communications, Inc.                  Oregon                                     100
  Festival Inc.                                  Delaware                                   100
  Fifty-Sixth Century Antrim Iron Company, Inc.  Delaware                                   100
  Film Intex Corporation                         Delaware                                   100
  Films Paramount S.A.                           France                                     100
  Fitzwilliam Publishing Limited                 United Kingdom                             100
  FLC Holding Corp.                              Florida                                    100
  Focus Video Pty. Ltd.                          Australia                                  100
  Forgive Me Inc.                                Delaware                                   100
  Forty-Fourth Century Corporation               Delaware                                   100
  French Street Management Inc.                  Delaware                                   100
  Front Street Management Inc.                   Delaware                                   100
  Future General Corporation                     Delaware                                   100
  G & W Leasing Company                          Delaware                                   100



                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------

  G & W Natural Resources Company, Inc.          Delaware                                   100
  Games Animation Inc.                           Delaware                                   100
  Games Productions Inc.                         Delaware                                   100
  Ginn Publishing (Canada) Limited               Canada (Federal)                           100
  Glendale Property Corp.                        Delaware                                   100
  Global Film Distributors B.V.                  Netherlands                                100
  Globe Fearon Inc                               California                                 100
  Gloucester Titanium Company, Inc.              Delaware                                   100
  Gramps Company, Inc., The                      Delaware                                   100
  Grand Bahama Petroleum Company Limited         Bahamas                                    100
  Grande Alliance Co. Ltd.                       Cayman Islands                             100
  Great American Entertainment Motion            California                                 100
     Pictures, Inc.
  Great American Entertainment Television, Inc.  California                                 100
  Green Tiger Press, Inc.                        California                                 100
  Greenvale Editorial Services, Inc.             New York                                   100
  Gulf & Western Casket Corporation              Delaware                                   100
  Gulf & Western do Brazil Industria e Comercio  Brazil                                     100
     Limitada
  Gulf & Western Holdings Limited                Bahamas                                    100
  Gulf & Western Indonesia, Inc.                 Delaware                                   100
  Gulf & Western Intercontinental                Netherlands Antilles                       100
     Investments N.V.
  Gulf & Western International Finance N.V.      Netherlands Antilles                       100
  Gulf & Western International N.V.              Netherlands Antilles                       100
  Gulf & Western Limited                         Bahamas                                    100
  H-C-G Cablevision, Inc.                        California                                 100
  H. M. Gousha Company, The                      California                                 100
  Hamilton Projects, Inc.                        New York                                   100
  Harvester Press Limited, The                   United Kingdom                             100
  High Command Productions Limited               United Kingdom                             100
  Houston Video Management Inc.                  Texas                                      100
  Houston Video Venture, Inc.                    Florida                                    100
  HZH Company                                    Delaware                                   100
  Image Edit, Inc.                               Delaware                                   100
  IMR Acquisition Corp.                          Delaware                                   100
  Independent Petrochemical Corporation          Ohio                                       100
  Institute for Business Planning, Inc.          New York                                   100
  International Book Distributors Limited        United Kingdom                             100
  International Bureau of Software Test, Inc.    Delaware                                   100
  International Overseas Film Services, Inc.     Delaware                                    66.7
  International Overseas Productions, Inc.       California                                  66.7
  International Raw Materials Limited            Bahamas                                    100
  Interstitial Programs Inc.                     Delaware                                   100
  J. K. Lasser, Inc.                             Delaware                                   100
  Jack of Hearts Joint Venture                   California                                 100
  Japan Regents Publishing Company Inc.          Japan                                      100
  Jossey-Bass, Inc., Publishers                  California                                 100
  Katled Liquidating Inc.                        Delaware                                   100
  Katled Systems Inc.                            Delaware                                   100
  KBSG Inc.                                      Delaware                                   100


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

                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Kilo Mining Corporation                        Pennsylvania                               100
  Kings Island Company                           Delaware                                   100
  KNDD Inc.                                      Delaware                                   100
  KSLQ, Inc.                                     Missouri                                   100
  KYSR Inc.                                      Delaware                                   100
  LAPTV (N.A.) N.V.                              Netherlands Antilles                       100
  Latin American Pay Television Service C.V.     Netherlands Antilles                       100
  Latin American Pay Television Service de       Venezuela                                  100
     Venezuela C.A.
  Latin American Pay Television Service S.A.     Mexico                                     100
     de C.V.
  Laurel Entertainment, Inc.                     Delaware                                   100
  Living Color Financial Displays, Inc.          Florida                                    100
  Lizarb B.V.                                    Netherlands                                100
  Long Road Productions                          Illinois                                    75
  Low Key Productions Inc.                       Delaware                                   100
  LT Holdings Inc.                               Delaware                                   100
  M.R.E. Enterprises, Inc.                       Florida                                    100
  Maarten Investerings Partnership               New York                                   100
  Macmillan, Inc.                                Delaware                                   100
  Macmillan College Publishing Company, Inc.     Delaware                                   100
  Magic Hour Productions, Ltd.                   Canada                                     100
  Magicam, Inc.                                  Delaware                                    83.5
  Majestic Theatres Limited                      Canada (Alberta)                           100
  Major Video Corp.                              Nevada                                     100
  Major VIdeo National Advertising Council       Nevada                                     100
     Corporation
  Major Video Super Stores, Inc.                 Nevada                                     100
  Marin Cable Television, Inc.                   California                                 100
  Markt & Technik GmbH                           Germany                                    100
  Mars Film Produzione S.P.A.                    Italy                                      100
  Master Data Center, Inc.                       Michigan                                   100
  Matlock Company, The                           Delaware                                   100
  Melrose Productions Inc.                       California                                 100
  Merritt Inc.                                   Delaware                                   100
  Monetas N.V.                                   Netherlands Antilles                       100
  Montgomery Acquisition, Inc.                   Texas                                      100
  MTV Asia Development Company Inc.              Delaware                                   100
  MTV Australia Inc.                             Delaware                                   100
  MTV India Development Company Inc.             Delaware                                   100
  MTV India LDC                                  Cayman Islands                             100
  MTV International Development Limited          Delaware                                   100
  MTV Latino Inc.                                Delaware                                   100
  MTV Networks AB                                Sweden                                     100
  MTV Networks B.V.                              Netherlands                                100
  MTV Networks Company                           Delaware                                   100
  MTV Networks Europe Inc.                       Delaware                                   100
  MTV Networks GmbH                              Germany                                    100
  MTV Networks SARL                              France                                     100
  MTV Networks South Africa Inc.                 Delaware                                   100
  MTV Networks Srl                               Italy                                      100
  MTV SA LDC                                     Cayman Islands                             100



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

                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  MTV Songs Inc.                                 Delaware                                   100
  MTVN Shopping Inc.                             Delaware                                   100
  Multi Mineral Corporation                      Texas                                      100
  Music By Nickelodeon Inc.                      Delaware                                   100
  Music By Video Inc.                            Delaware                                   100
  Nepco (Florida), Inc.                          Florida                                    100
  Nepco Energy Corporation                       New York                                   100
  Nepco Exploration (U.K.) Limited               United Kingdom                             100
  Nepco Petroleum Limited                        Canada                                     100
  New CORAL Ltd.                                 Cayman Islands                             100
  New England Petroleum Corporation              New York                                   100
  New Jersey Zinc Exploration Company, The       Delaware                                   100
  New Jersey Zinc Exploration Company (Canada)   Canada (Federal)                           100
     Ltd.
  New Leaf Entertainment Corporation             Delaware                                   100
  New Providence Assurance Company Limited       Bahamas                                    100
  New River Entertainment Corporation            Delaware                                   100
  Newtel Inc.                                    Delaware                                   100
  Nickelodeon Australia Inc.                     Delaware                                   100
  Nickelodeon Huggings U.K. Limited              United Kingdom                             100
  Nickelodeon India Corporation                  Delaware                                   100
  Nickelodeon Magazines Inc.                     Delaware                                   100
  Nickelodeon Movies Inc.                        Delaware                                   100
  Night Falls Productions Inc.                   Delaware                                   100
  Northshore Productions Inc.                    California                                 100
  Notgnirrab Inc.                                California                                 100
  NTA, Inc.                                      New York                                   100
  NTA Films, Inc.                                New York                                   100
  Number One FSC Ltd.                            US Virgin Islands                          100
  Oswego Barge Corporation                       Delaware                                   100
  Our Home Productions Inc.                      Delaware                                   100
  Outatown Productions Inc.                      Delaware                                   100
  Overseas Services B.V.                         Netherlands                                100
  Para-Sac Music Corporation                     Delaware                                   100
  Paramount (PDI) Distribution Inc.              Delaware                                   100
  Paramount Americas Film Corporation            Delaware                                   100
  Paramount British Pictures Limited             United Kingdom                             100
  Paramount Canada's Wonderland Inc.             Canada (Ontario)                           100
  Paramount Canadian Productions, Inc.           Delaware                                   100
  Paramount Communications Acquisition           Delaware                                   100
     Corporation
  Paramount Communications Merchandising and     Delaware                                   100
     Licensing Corporation
  Paramount Communications Properties Inc.       Delaware                                   100
  Paramount Communications Realty Corporation    Delaware                                   100
  Paramount Communications Technology            Delaware                                   100
     Group Inc.
  Paramount Digital Entertainment Inc.           Delaware                                   100
  Paramount Film Production (Deutschland) GmbH   Germany                                    100
  Paramount Films B.V.                           Netherlands                                100
  Paramount Films of Australia Inc.              Delaware                                   100
  Paramount Films of China, Inc.                 Delaware                                   100


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

                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Paramount Films of Egypt, Inc.                 Delaware                                   100
  Paramount Films of India, Ltd.                 Delaware                                   100
  Paramount Films of Italy, Inc.                 New York                                   100
  Paramount Films of Lebanon, Inc.               New York                                   100
  Paramount Films of Pakistan Ltd.               New York                                   100
  Paramount Films of Southeast Asia Inc.         Delaware                                   100
  Paramount General Entertainment Australia      Delaware                                   100
     Inc.
  Paramount Home Video, Inc.                     Delaware                                   100
  Paramount Images Inc.                          Delaware                                   100
  Paramount International Holding Company        Delaware                                   100
  Paramount LAPTV Inc.                           Delaware                                   100
  Paramount Music Corporation                    Delaware                                   100
  Paramount Overseas Productions, Inc.           Delaware                                   100
  Paramount Parks Inc.                           Delaware                                   100
  Paramount Pictures (Australia) Pty. Limited    Australia                                  100
  Paramount Pictures (Canada) Inc.               Canada (Ontario)                           100
  Paramount Pictures (U.K.) Limited              United Kingdom                             100
  Paramount Pictures Corporation                 Delaware                                   100
  Paramount Pictures Corporation (Canada) Inc.   Canada (Ontario)                           100
  Paramount Production Support Inc.              Delaware                                   100
  Paramount Productions, Inc.                    Canada (Ontario)                           100
  Paramount Productions Service Corporation      Delaware                                   100
  Paramount Publishing Deutschland GmbH          Germany                                    100
  Paramount Publishing Europe B.V.               Netherlands                                100
  Paramount Publishing Nederland B.V.            Netherlands                                100
  Paramount Stations Group Inc.                  Virginia                                   100
  Paramount Stations Group of Fort Worth/Dallas  Virginia                                   100
     Inc.
  Paramount Stations Group of Houston Inc.       Virginia                                   100
  Paramount Stations Group of Philadelphia Inc.  Virginia                                   100
  Paramount Stations Group of Washington Inc.    Virginia                                   100
  Paramount Studios, Inc.                        California                                 100
  Paramount Television International Services,   Bermuda                                    100
     Ltd.
  Paramount Television Limited                   United Kingdom                             100
  Paramount Television Service, Inc.             Delaware                                   100
  Paramount-Immobiliare Inc.                     Delaware                                   100
  Park Court Productions, Inc.                   Delaware                                   100
  Parker Publishing Company, Inc.                New York                                   100
  Part-Time Productions Inc.                     Delaware                                   100
  PCCGW Company, Inc.                            Delaware                                   100
  PCI Canada Inc.                                Delaware                                   100
  PCI Network Partner Inc.                       Delaware                                   100
  Pet II Productions Inc.                        Delaware                                   100
  Pier 66 Productions Inc.                       Florida                                    100
  PMV Productions Inc.                           Delaware                                   100
  Pocket Books of Canada, Ltd.                   Canada (Federal)                           100
  Premier Advertiser Sales Inc.                  Delaware                                   100
  Premiere House, Inc.                           Delaware                                   100
  Pren-Hall Corporation, The                     New York                                   100
  Prentice-Hall, Inc.                            Delaware                                   100
  Prentice-Hall (China) Pte. Limited             Hong Kong                                  100



                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Prentice-Hall (M) Sdn Bhd                      Malaysia                                   100
  Prentice-Hall (South Africa) (Proprietary)     South Africa                               100
     Limited
  Prentice-Hall Canada Inc.                      Canada (Ontario)                           100
  Prentice-Hall Developmental Learning           New Jersey                                 100
     Centers, Inc.
  Prentice-Hall Hispanoamericana, S.A.           Mexico                                     100
  Prentice-Hall International, Inc.              New York                                   100
  Prentice-Hall International (U.K.) Ltd.        United Kingdom                             100
  Prentice-Hall Learning Systems, Inc.           Delaware                                   100
  Prentice-Hall of Australia Pty. Limited        Australia                                  100
  Prentice-Hall of Japan, Inc.                   Japan                                      100
  Prentice-Hall Professional Software, Inc.      Delaware                                   100
  Preye, Inc.                                    California                                 100
  Prospect Company Ltd.                          Cayman Islands                             100
  Proxy Music Corporation                        California                                 100
  Publishing FSC Ltd.                            US Virgin Islands                          100
  QM Music Company                               California                                 100
  Quebec Oil Refinery, Ltd.                      Canada                                     100
  Quemahoning Coal Processing Company            Pennsylvania                               100
  QWERTY Inc.                                    Delaware                                   100
  R.H. Productions Inc.                          California                                 100
  Reality Check Productions Inc.                 Delaware                                   100
  Regents Publishing Co., Inc.                   New York                                   100
  Remote Productions Inc.                        Delaware                                   100
  Republic Direct Inc.                           California                                 100
  Republic Distribution Corporation              Delaware                                   100
  Republic Entertainment Inc.                    Delaware                                   100
  Republic Pictures Corporation, B.V.            Netherlands                                100
  Republic Pictures Corporation of Canada, Ltd.  Canada                                     100
  Republic Pictures Enterprises, Inc.            Delaware                                   100
  Republic Pictures Entertainment, Inc.          Delaware                                   100
  Republic Pictures N.V.                         Netherlands Antilles                       100
  Republic Pictures Productions, Inc.            California                                 100
  Reston Information Systems, Inc.               Pennsylvania                               100
  Reston Publishing Co., Inc.                    Delaware                                   100
  Ritz Video Film Hire Limited                   United Kingdom                             100
  Riverside Broadcasting Co., Inc.               Delaware                                   100
  Robert J. Brady Co.                            Maryland                                   100
  Rope of Sand Productions, Inc.                 California                                 100
  RTV News Inc.                                  Delaware                                   100
  San Francisco Broadcasters, Inc.               California                                 100
  Satellite Holdings Inc.                        Delaware                                   100
  Saucon Valley Iron and Railroad Company, The   Pennsylvania                               100
  Scarab Publishing Corporation                  Delaware                                   100
  Scott Mattson Farms, Inc.                      Florida                                    100
  SEGI Holding Co.                               Delaware                                   100
  SFI Music Inc.                                 Delaware                                   100
  SFI Song Company                               Delaware                                   100
  Show Industries, Inc.                          California                                 100
  Showtime Networks Inc.                         Delaware                                   100


                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Showtime Networks Inc. (U.K.)                  Delaware                                   100
  Showtime Networks Middle East Inc.             Delaware                                   100
  Showtime Networks Satellite Programming        California                                 100
     Company
  Showtime Satellite Networks Inc.               Delaware                                   100
  Showtime/Sundance Holding Company Inc.         Delaware                                   100
  SIFO One Inc.                                  Delaware                                   100
  SIFO Two Inc.                                  Delaware                                   100
  Silver Burdett Ginn Inc.                       Delaware                                   100
  Simon & Schuster, Inc.                         New York                                   100
  Simon & Schuster (Asia) Pte. Ltd.              Singapore                                  100
  Simon & Schuster (Australia) Pty. Limited      Australia                                  100
  Simon & Schuster Limited                       United Kingdom                             100
  Simon & Schuster Macmillan France SARL         France                                     100
  Simon & Schuster of Canada (1976) Ltd.         Canada (Federal)                           100
  SNI Development Corp.                          Delaware                                   100
  Solar Service Company                          Delaware                                   100
  Son of the Morningstar Productions, Inc.       California                                 100
  Southeastern Home Video, Inc.                  Delaware                                   100
  Special Effects Merchandise, Inc.              Delaware                                   100
  Spelling Entertainment Group Inc.              Delaware                                    75
  Spelling Entertainment Inc.                    Delaware                                   100
  Spelling Films Inc.                            Delaware                                   100
  Spelling Pictures Inc.                         Delaware                                   100
  Spelling Satellite Networks, Inc.              California                                 100
  Spelling Television (Canada) Inc.              Canada (B. C.)                             100
  Spelling Television Inc.                       Delaware                                   100
  Spelling/Ball Joint Venture, The               California                                 100
  St. Francis Ltd.                               Cayman Islands                             100
  St. Ives Company Ltd.                          Cayman Islands                             100
  State of Mind Inc.                             Delaware                                   100
  Sunn Classic Pictures, Inc.                    Utah                                       100
  T & R Payroll Company                          Delaware                                   100
  Talent Court Productions, Inc.                 Delaware                                   100
  Taylor Forge Memphis, Inc.                     Delaware                                   100
  Tele-Vu Ltee.                                  Canada (Federal)                           100
  Tele-Vue Systems, Inc.                         Washington                                 100
  Television Signal Corporation                  California                                 100
  Theatre 59 Ltd.                                Delaware                                   100
  They Productions Inc.                          Delaware                                   100
  Thinner Productions, Inc.                      Delaware                                   100
  Third Century Company                          Delaware                                   100
  Thirteenth Century Corporation                 Delaware                                   100
  Thirtieth Century Corporation                  Delaware                                   100
  Ticket Songs Inc.                              Delaware                                   100
  Timber Purchase Company                        Florida                                    100
  Titus Productions, Inc.                        California                                 100
  Toe-To-Toe Productions Inc.                    Delaware                                   100
  Torand Payroll Company                         Delaware                                   100
  Torand Productions Inc.                        Delaware                                   100
  Total Warehouse Services Corporation           Delaware                                   100


                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Trans-American Resources, Inc.                 Delaware                                   100
  Tredegars Home Entertainment Limited           United Kingdom                             100
  TRF III Entertainment, Inc.                    Delaware                                   100
  Triohurst Limited.                             United Kingdom                             100
  TS Video, Inc.                                 Louisiana                                  100
  TSM Services Inc.                              Delaware                                   100
  Tunes By Nickelodeon Inc.                      Delaware                                   100
  TV Scoop Inc.                                  Delaware                                   100
  UI Video Stores, Inc.                          Colorado                                   100
  UIV Acquisition Corporation                    Delaware                                   100
  United Community Antenna System, Inc.          Washington                                 100
  Universal American Corporation                 Delaware                                   100
  Uptown Productions Inc.                        Delaware                                   100
  Uro, S.A.                                      Spain                                      100
  Valdez Oil Inc.                                Delaware                                   100
  VE Development Company                         Delaware                                   100
  VE Drive inc.                                  Delaware                                   100
  VE Television Inc.                             Delaware                                   100
  VH-1 Management GmbH                           Germany                                    100
  VH-1 OHG                                       Germany                                    100
  VHONE Inc.                                     Delaware                                   100
  Viacom A.G.                                    Switzerland                                100
  Viacom Asia Inc.                               Delaware                                   100
  Viacom Bay Area Sports Inc.                    Delaware                                   100
  Viacom Bay Interconnect Inc.                   California                                 100
  Viacom Broadcasting East Inc.                  Delaware                                   100
  Viacom Broadcasting of Missouri Inc.           Delaware                                   100
  Viacom Broadcasting West Inc.                  Delaware                                   100
  Viacom Cablevision Inc.                        California                                 100
  Viacom Cablevision of Dayton Inc.              Delaware                                   100
  Viacom Cablevision of Northern California      California                                 100
     Inc.
  Viacom Camden Lock Inc.                        Delaware                                   100
  Viacom Canada Limited                          Canada (Federal)                           100
  Viacom Capital Ownership Inc.                  Delaware                                   100
  Viacom Communications Inc.                     California                                 100
  Viacom Enterprises Canada Ltd.                 Canada (Federal)                           100
  Viacom First Run Development Company Inc.      Delaware                                   100
  Viacom First Run Limited                       Delaware                                   100
  Viacom Group Finance Limited                   United Kingdom                             100
  Viacom HA! Holding Company                     Delaware                                   100
  Viacom IDA Inc.                                Delaware                                   100
  Viacom International (Netherlands) B.V.        Netherlands                                100
  Viacom International Canada Ltd.               Canada (Ontario)                           100
  Viacom International Holdings B.V.             Netherlands                                100
  Viacom International Inc.                      Delaware                                   100
  Viacom International Inc. Political Action     New York                                   100
     Committee Corporation
  Viacom International Limited                   United Kingdom                             100
  Viacom International Pty. Limited              Australia                                  100
  Viacom International Services Inc.             Delaware                                   100
  Viacom Japan Inc.                              New York                                    85


                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  Viacom K-Band Inc.                             Delaware                                   100
  Viacom MGS Services Inc.                       Delaware                                   100
  Viacom Middle East VOF                         Netherlands Antilles                       100
  Viacom Networks Europe Inc.                    Delaware                                   100
  Viacom Networks Inc.                           New York                                   100
  Viacom Pacific Limited                         Vila, Vanuatu                              100
  Viacom Phoenix Inc.                            Delaware                                   100
  Viacom Pictures Development Company            Delaware                                   100
  Viacom Pictures Inc.                           Delaware                                   100
  Viacom Pictures Movie Music Inc.               Delaware                                   100
  Viacom Pictures Overseas Inc.                  Delaware                                   100
  Viacom Pictures Songs Inc.                     Delaware                                   100
  Viacom Productions Inc.                        Delaware                                   100
  Viacom Properties Inc.                         Delaware                                   100
  Viacom Realty Corporation                      Delaware                                   100
  Viacom Satellite News Inc.                     Delaware                                   100
  Viacom Shopping Inc.                           Delaware                                   100
  Viacom Telecom Inc.                            Delaware                                   100
  Viacom Telecommunications (D.C.) Inc.          Delaware                                   100
  Viacom VHENO GmbH                              Germany                                    100
  Viacom VHENO Inc.                              Delaware                                   100
  Viacom Video-Audio Communicacoes Limitada      Brazil                                     100
  Viacom WBFS Inc.                               Delaware                                   100
  Viacom WGBS Inc.                               Delaware                                   100
  Viacom World Wide Ltd.                         New York                                   100
  Viacom WSBK Inc.                               Delaware                                   100
  Video Club (G.B.) Limited                      United Kingdom                             100
  Video Store (Jersey) Limited                   Channel Islands                            100
  VIE Holding Company                            Delaware                                   100
  Virgin Interactive Entertainment (Espana)      Spain                                      100
     S.A.
  Virgin Interactive Entertainment (Europe)      United Kingdom                             100
     Ltd.
  Virgin Interactive Entertainment (France)      France                                     100
     S.A.R.L. Ltd.
  Virgin Interactive Entertainment (Holdings)    United Kingdom                             100
     Ltd.
  Virgin Interactive Entertainment               United Kingdom                             100
     (Investments) Limited
  Virgin Interactive Entertainment (Japan) K.K.  Japan                                      100
  Virgin Interactive Entertainment (Overseas)    United Kingdom                             100
     Ltd.
  Virgin Interactive Entertainment Deutschland   Germany                                    100
     GmbH
  Virgin Interactive Entertainment Limited       United Kingdom                             100
  Virgin Interactive Inc.                        Delaware                                   100
  Virgin Retail Australia Pty. Ltd.              Australia                                  100
  VISI Services Inc.                             Delaware                                   100
  Vision Productions, Inc.                       New York                                   100
  Vista Television Cable, Inc.                   Washington                                 100
  VJK Inc.                                       Delaware                                   100
  VNM Inc.                                       Delaware                                   100
  VP Direct Inc.                                 Delaware                                   100
  VP Programs Inc.                               California                                 100
  VSC Cable Inc.                                 Delaware                                   100



                                                                                     PERCENTAGE OF VOTING
                                                                                     --------------------
                                          STATE OR OTHER JURISDICTION OF        SECURITIES OWNED DIRECTLY OR
                                          ------------------------------        ----------------------------
           SUBSIDIARIES                            INCORPORATION                         INDIRECTLY
           ------------                            -------------                         ----------


  VSC Communications Inc.                        Delaware                                   100
  VSC Compositions Inc.                          New York                                   100
  VSC Music Inc.                                 New York                                   100
  Warren Schloat Productions, Inc.               New York                                   100
  Western Row Properties, Inc.                   Ohio                                       100
  Westside Amphitheater Corporation, The         Arizona                                    100
  Westwood Studios, Inc.                         Nevada                                     100
  Wheatsheaf Books Limited                       United Kingdom                             100
  Wilshire Court Productions, Inc.               Delaware                                   100
  Wilshire Entertainment Inc.                    Delaware                                   100
  Wilshire Payroll Inc.                          Delaware                                   100
  Wilshire/Hauser Company                        Delaware                                   100
  WMJX, Inc.                                     Florida                                    100
  WMZQ Inc.                                      Delaware                                   100
  WNYT Inc.                                      Delaware                                   100
  Woburn Insurance Ltd.                          Bermuda                                    100
  Woodhead-Faulkner (Publishers) Limited         United Kingdom                             100
  World Entertainment Corporation                New York                                   100
  World Volleyball League, Inc.                  New York                                   100
  Worldvision Enterprises, Inc.                  New York                                   100
  Worldvision Enterprises, GmbH                  Germany                                    100
  Worldvision Enterprises (France) S.A.R.L.      France                                     100
  Worldvision Enterprises (United Kingdom),      New York                                   100
    Ltd.
  Worldvision Enterprises de Venezuela           Venezuela                                  100
  Worldvision Enterprises Latino-Americana       Panama                                     100
  Worldvision Enterprises of Australia, Pty.,    Australia                                  100
    Ltd.
  Worldvision Enterprises of Canada, Limited     New York                                   100
  Worldvision Filmes do Brasil, Ltda.            Brazil                                     100
  Worldvision Foreign Sales Corporation          Virgin Islands                             100
  Worldvision Home Video, Inc.                   New York                                   100
  Worldvision Television Programming, Inc.       Delaware                                   100
  Worldwide Productions, Inc.                    Delaware                                   100
  WSBK License, Inc.                             Delaware                                   100
  WV Productions, Inc.                           Delaware                                   100
  WVIT Inc.                                      Delaware                                   100
  Yellams LDC                                    Cayman Islands                             100
  Young Reader's Press, Inc.                     Delaware                                   100